SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: February 19, 2004

Nuvelo, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

675 Almanor Avenue

Sunnyvale, California 94085

(Address of Principal Executive Offices, including Zip Code)

(408) 215-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address if Changed Since Last Report)

ITEM 5.	OTHER EVENTS.

In February 2004, we completed an audit of our consolidated financial statements for the fiscal year ended December 31, 2003. Our audited consolidated balance sheets as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the years in the three-year period ended December 31, 2003, the accompanying notes and the report of Independent Auditors are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Attached as Exhibits 10.1 and 10.2 to this Current Report on 8-K are two agreements that we recently entered, a collaboration agreement with Archemix Corp., dated January 12, 2004, and a license agreement with Dendreon San Diego LLC and Dendreon Corporation, dated February 4, 2004, respectively, that are reflected in the accompanying notes to these financial statements and are incorporated herein by reference.

On February 19, 2004, we expect to file a Certificate of Amendment to the Amended and Restated Articles of Incorporation (“Certificate of Amendment”) with the Secretary of State of the State of Nevada, implementing a 1-for-3 reverse stock split of our common stock, which we expect to become effective on February 23, 2004. A copy of the form of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference. Upon effectiveness of the Certificate of Amendment, each three (3) shares of our common stock issued and outstanding will automatically be converted into one (1) share of common stock. The number of shares of common stock authorized under our Amended and Restated Certificate of Incorporation will remain at 100,000,000 shares and the par value of our common stock will remain at $0.001 per share.

Exhibit Number	Description

3.1	Form of Certificate of Amendment to the Amended and Restated Articles of Incorporation, to be filed in connection with our 1-for-3 reverse stock split.

10.1	Collaboration Agreement, dated as of January 12, 2004, between Nuvelo, Inc. and Archemix Corp.

10.2	License Agreement, dated as of February 4, 2004, among Dendreon San Diego LLC, Dendreon Corporation and Nuvelo, Inc.

23.1	Consent of KPMG LLP, Independent Auditors.

99.1	Nuvelo, Inc.’s audited consolidated balance sheets as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the years in the three-year period ended December 31, 2003, the accompanying notes and the report of Independent Auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVELO, INC. (Registrant)

Date: February 18, 2004	By:	/s/ Peter S. Garcia

Peter S. Garcia Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Form of Certificate of Amendment to the Amended and Restated Articles of Incorporation, to be filed in connection with our 1-for-3 reverse stock split.

10.1	Collaboration Agreement, dated as of January 12, 2004, between Nuvelo, Inc. and Archemix Corp.

10.2	License Agreement, dated as of February 4, 2004, among Dendreon San Diego LLC, Dendreon Corporation and Nuvelo, Inc.

23.1	Consent of KPMG LLP, Independent Auditors.

99.1	Nuvelo, Inc.’s audited consolidated balance sheets as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the years in the three-year period ended December 31, 2003, the accompanying notes and the report of Independent Auditors.